Exhibit 10.60

Forms of Time Sharing Agreements

AIRCRAFT TIME SHARING AGREEMENT

THIS AIRCRAFT TIME SHARING AGREEMENT is made and entered into as of [                ], by and between Comcast Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (“TIMESHAROR”), and the individual signatory hereto (“TIMESHAREE”).

WITNESSETH:

WHEREAS, TIMESHAROR is the operator of the aircraft set forth on Schedule 1 hereto bearing the Federal Aviation Administration (“FAA”) Registration numbers and Manufacturer’s Serial numbers set forth thereon (the “Aircraft”);

WHEREAS, TIMESHAREE desires use of the Aircraft;

WHEREAS, TIMESHAROR desires to make the Aircraft available to TIMESHAREE, from time to time, on a time sharing basis in accordance with Section 91.501 of the Federal Aviation Regulations (“FARs”); and

WHEREAS, TIMESHAROR reserves the right to make the Aircraft available to TIMESHAREE on terms other than those contained herein;

NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties agree as follows:

1. Provision of Aircraft. TIMESHAROR agrees to provide the Aircraft to TIMESHAREE on a time sharing basis in accordance with the provisions of Sections 91.501(b)(6), 91.501(c)(1) and 91.501(d) of the FARs for the period commencing upon execution of this Agreement and continuing until terminated pursuant to Paragraph 5 below or by mutual agreement of the parties. The parties agree that TIMESHAROR may amend Schedule 1 hereto without the consent of TIMESHAREE from time to time as it deems appropriate.

2. Reimbursement of Expenses. For each flight conducted under this Agreement, subject to the terms of TIMESHAROR’S aircraft use policy, TIMESHAREE shall pay TIMESHAROR [the lesser of (i) the value of the flight calculated in accordance with the SIFL rate formula adopted by the Internal Revenue Service for personal use by TIMESHAREE or (ii)] the sum of the expenses of operating such flight to the extent permitted by FAR 91.501(d); i.e. the sum of the expenses set forth in subparagraphs (a)-(j) below:

(a) fuel, oil, lubricants and other additives;

(b) travel expenses of the crew, including food, lodging and ground transportation;

(c) hangar and tie-down costs away from the Aircraft’s base of operation;

(d) insurance obtained for the specific flight;

(e) landing fees, airport taxes and similar assessments;

(f) customs, foreign permit and similar fees directly related to the flight;

(g) in-flight food and beverages;

(h) passenger ground transportation;

(i) flight planning and weather contract services; and

(j) an additional charge equal to one hundred percent (100%) of the expenses listed in subparagraph (a) above.

3. Operational Authority and Control. TIMESHAROR shall be responsible for the physical and technical operation of the Aircraft and the safe performance of all flights and shall retain full authority and control, including exclusive operational control and possession of the Aircraft, at all times during the term of this Agreement.

4. Aircraft Maintenance. TIMESHAROR shall be solely responsible for securing scheduled and unscheduled maintenance, preventive maintenance and required or otherwise necessary inspections of the Aircraft.

5. Termination. Either party may terminate this Agreement for any reason upon written notice to the other, such termination to become effective ten (10) days from the date of the notice; provided that this Agreement may be terminated on such shorter notice as may be required to comply with applicable laws, regulations or insurance requirements.

6. Entire Agreement. This agreement embodies the entire agreement and understanding of the parties and, as of its effective date, and terminates and supersedes all prior or independent agreements and understandings between the parties covering the same subject matter, including, without limitation, the prior Aircraft Time Sharing Agreement between the parties.

7. TRUTH IN LEASING STATEMENT PURSUANT TO SECTION 91.23 OF THE FEDERAL AVIATION REGULATIONS:

(a) THE AIRCRAFT HAVE BEEN INSPECTED AND MAINTAINED WITHIN THE 12-MONTH PERIOD PRECEDING THE DATE OF

THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS OF FEDERAL AVIATION REGULATIONS PART 91 AND TIMESHAROR CERTIFIES THAT ALL APPLICABLE REQUIREMENTS FOR THE AIRCRAFT’S MAINTENANCE AND INSPECTION UNDER PART 91 OF THE FEDERAL AVIATION REGULATIONS HAVE BEEN MET AND ARE VALID FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT.

(b) TIMESHAROR, WHOSE ADDRESS AND AUTHORIZED SIGNATURE APPEAR BELOW, AGREES, CERTIFIES AND ACKNOWLEDGES THAT WHENEVER THE AIRCRAFT ARE OPERATED UNDER THIS AGREEMENT, TIMESHAROR SHALL BE KNOWN AS, CONSIDERED AND SHALL IN FACT BE THE OPERATOR OF THE AIRCRAFT AND THAT TIMESHAROR UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

TIMESHAROR: Comcast Corporation

By:
Name:
Title:
Address: One Comcast Center Philadelphia, PA 19103

(c) THE PARTIES UNDERSTAND THAT AN EXPLANATION OF FACTORS AND PERTINENT FEDERAL AVIATION REGULATIONS BEARING ON OPERATIONAL CONTROL CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE. TIMESHAROR FURTHER CERTIFIES THAT IT WILL SEND, OR CAUSE TO BE SENT, A TRUE COPY OF THIS AGREEMENT TO: FEDERAL AVIATION ADMINISTRATION, AIRCRAFT REGISTRATION BRANCH, ATTN. TECHNICAL SECTION, P.O. BOX 25724, OKLAHOMA CITY, OKLAHOMA 73125, WITHIN 24 HOURS AFTER ITS EXECUTION, AS REQUIRED BY SECTION 91.23(c)(1) OF THE FEDERAL AVIATION REGULATIONS.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written. The persons signing below warrant their authority to sign.

TIMESHAROR: Comcast Corporation		TIMESHAREE:

By:		By:
	Name:		Name:
Title:

Schedule 1

Aircraft

Aircraft	FAA Registration No.	Manufacturer Serial No.
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

TIME SHARING AGREEMENT

This Time Sharing Agreement (this “Agreement”) is dated [                    ], by and between Comcast Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (“Company”), and [                    ], an individual (“Timesharee”).

RECITALS

WHEREAS, Company is the registered owner of an undivided twelve and one-half percent (12.5%) interest in that certain [                ] civil aircraft bearing United States Registration Number [                ] and manufacturer’s serial number [                ] (the “Aircraft”);

WHEREAS, pursuant to a Fractional Ownership Program Management Services Agreement, dated March 18, 2011 (the “Management Agreement”), between Company and NetJets Aviation, Inc. (the “Manager”), Company employs a management company to manage and maintain the Aircraft with a fully qualified crew;

WHEREAS, the Aircraft is subject to a Master Dry-Lease Aircraft Exchange Agreement, dated March 18, 2011 (the “Exchange Agreement”), among the Company, NetJets Services, Inc. and certain other owners of aircraft;

WHEREAS, pursuant to the Exchange Agreement and Management Agreement, the Manager has the option of providing the Aircraft, or a similar aircraft, to be operated by Company consistent with the terms and conditions of the Exchange Agreement and Management Agreement; and the term “Aircraft,” when used herein, shall include the Aircraft or any aircraft made available by Manager to Company under the Exchange Agreement and Management Agreement;

WHEREAS, Timesharee desires to lease the Aircraft from Company from time to time on a time-sharing basis as defined in Sections 91.501(b)(6), 91.501(c)(1) and 91.501(d) of the Federal Aviation Regulations (“FARs”);

WHEREAS, Company reserves the right to make the Aircraft available to Timesharee on terms other than those contained herein; and

WHEREAS, Section FAR 91.501(b)(10) authorizes fractional owners to enter into time sharing agreements authorized by Section 91.501(b)(6).

NOW, THEREFORE, in consideration of the foregoing, and the other promises contained herein, the parties, intending to be legally bound hereby, agree as follows:

1. Company agrees to lease the Aircraft to Timesharee on a non-exclusive basis from time to time as mutually agreed between the parties pursuant to the provisions of FAR 91.501(c)(1) and to provide a fully qualified flight crew for all operations conducted under this Agreement. This Agreement shall be effective on the date set forth above and shall remain in effect until terminated by either party upon ten (10) days prior written notice to the other.

2. For each flight, including if so determined by Company, positioning, de-positioning, or intervening ferry flights conducted under this Agreement, Timesharee shall pay Company the amounts determined pursuant to Company’s aircraft use policy but in no event in excess of the amounts permitted by FAR 91.501(d).

3. Timesharee will provide Company with requests for flight time and proposed flight schedules as far in advance of any given flight as possible, and in any case, at least 24 hours in advance of Timesharee’s planned departure (unless Company agrees to a shorter notice in a particular case in its discretion). Requests for flight time shall be in a form, whether written or oral, mutually convenient to, and agreed upon by the parties. In addition to the proposed schedules and flight times, Timesharee shall provide at least the following information for each proposed flight prior to scheduled departure as required by the Company or Company’s flight crew:

(a) proposed departure point;

(b) destination;

(c) date and time of flight;

(d) the number, name, and relationship to the Timesharee of anticipated passengers;

(e) the nature and extent of luggage and/or cargo to be carried;

(f) the date and time of return flight, if any; and

(g) any other information concerning the proposed flight that may be pertinent or required by Company or Company’s flight crew.

4. Company shall have final authority over the scheduling of the Aircraft, provided, however, that Company will use all reasonable efforts to accommodate Timesharee’s requests and to avoid conflicts in scheduling. It is understood that Company shall not be obligated to retain or contract for additional flight crew or maintenance personnel or equipment in order to accommodate Timesharee’s schedule requests.

5. Consistent with Company’s operational control responsibilities set forth in Section 7 below, Company shall be solely responsible for causing the Manager to secure maintenance, preventive maintenance and required or otherwise necessary inspections on the Aircraft, and shall take such requirements into account in scheduling the Aircraft. No period of maintenance, preventative maintenance or inspection shall be delayed or postponed for the purpose of scheduling the Aircraft, unless said maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, and within the sound discretion of the pilot in command. The pilot in command shall have final and complete authority to cancel any flight for any reason or condition that in his or her judgment would compromise the safety of the flight.

6. For each flight conducted under this Agreement, the Aircraft will be under the command of a qualified flight crew. All flight operations by or on behalf of the Timesharee under this Agreement shall be conducted under Part 91 of the FAR. Company shall have and exercise exclusive operational control of the Aircraft during all phases of all flights performed under this Agreement, including, without limitation, all flights during which Timesharee, and/or his or her guests or designees are on-board the Aircraft.

7. Timesharee specifically agrees that the flight crew, in its sole discretion, may terminate any flight, refuse to commence any flight, or take other action which in the considered judgment of the pilot in command is necessitated by considerations of safety. No such action of the pilot in command shall create or support any liability for loss, injury, damage or delay to Timesharee or any other person. The parties further agree that Company shall not be liable for delay or failure to furnish the Aircraft and crew pursuant to this Agreement for any reason whatsoever.

8. Timesharee warrants that:

(a) he or she will use the Aircraft for and on account of his or her own business or personal use only, and will not use the Aircraft for the purpose of providing transportation of passengers or cargo in air commerce for compensation or hire or in violation of the Management Agreement, the Exchange Agreement, applicable FARs or any other agreements entered into by Company relating to the Aircraft;

(b) he or she will refrain from incurring any mechanics or other lien in connection with inspection, preventative maintenance, maintenance or storage of the Aircraft, whether permissible or impermissible under this Agreement, nor shall there be any attempt by Timesharee to convey, mortgage, assign, lease or any way alienate the Aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; and

(c) during the term of this Agreement, he or she will, and will cause any passengers in his party to, abide by and conform to all such laws, governmental and airport orders, rules and regulations, as shall from time to time be in effect relating in any way to the use of the Aircraft by a timesharing lessee.

9. The Company assumes and shall bear the entire risk of loss, theft, confiscation, damage to, or destruction of the Aircraft from any cause whatsoever.

10. For purposes of this Agreement, the permanent base of operation of the Aircraft shall be Columbus, Ohio.

11. Neither this Agreement nor any party’s interest herein shall be assignable to any other party whatsoever. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, representatives and successors.

12. This Agreement constitutes the entire agreement of the parties with respect to the time share of the Aircraft as set forth herein. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

13. This Agreement is subject and subordinate to the rights and interests of any person or entity providing financing in respect of the Aircraft, whether pursuant to a loan, lease or other financing arrangement, and to the terms of any documents evidencing the same.

14. Company shall be solely responsible for causing Manager to maintain in full force and effect throughout the term of this Agreement aircraft liability insurance in respect of the Aircraft in an amount consistent with the terms of the Management Agreement. Company shall cause Manager to have Timesharee named as an additional insured on such liability policy.

15. TRUTH IN LEASING STATEMENT

THE AIRCRAFT, [                ] aircraft bearing MANUFACTURER’S SERIAL NUMBER [                ] CURRENTLY REGISTERED WITH THE FEDERAL AVIATION ADMINISTRATION AS [                ] , HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91.409(f)(3) AND PART 135 DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS LEASE.

COMPANY CERTIFIES THAT (BASED UPON THE REPRESENTATION OF THE MANAGER OF THE AIRCRAFT) THAT THE AIRCRAFT IS IN COMPLIANCE WITH ALL APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE. THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91.409(f)(3) AND PART 135 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE.

COMCAST CORPORATION, A PENNSYLVANIA CORPORATION, CERTIFIES AND ACKNOWLEDGES THAT WHENEVER THE AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, COMCAST CORPORATION SHALL BE KNOWN AS, CONSIDERED AND SHALL IN FACT BE RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT IDENTIFIED AND TO BE OPERATED UNDER THIS LEASE. EACH PARTY CERTIFIES THAT IT UNDERSTANDS ITS RESPECTIVE RESPONSIBILITIES, IF ANY, FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS. I, THE UNDERSIGNED, Arthur R. Block, AS SENIOR VICE PRESIDENT OF COMCAST CORPORATION, CERTIFY THAT COMCAST CORPORATION IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

EACH PARTY UNDERSTANDS THAT AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

THE ADDRESS OF COMCAST CORPORATION IS ONE COMCAST CENTER, PHILADELPHIA, PENNSYLVANIA 19103-2838.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMCAST CORPORATION

By:
Name:
Title:

TIMESHAREE

By:
Name:
Address: